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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):    January 24, 2002


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                                 INTERFACE, INC.
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             (Exact name of Registrant as Specified in its Charter)


          Georgia                         000-12016             58-1451243
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(State or other Jurisdiction of       (Commission File         (IRS Employer
Incorporation or Organization)             Number)          Identification No.)



        2859 Paces Ferry Road
            Suite 2000
          Atlanta, Georgia                                          30339
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code:  (770) 437-6800

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On January 24, 2002, Interface, Inc. (the "Registrant") issued a press release concerning the closing of a private offering pursuant to Rule 144A and Regulation S of a new issue of senior debt securities. A copy of such press release, which was issued pursuant to and in accordance with Rule 135c under the Securities Act of 1933 (as amended), is attached hereto as Exhibit 99 and is incorporated by reference herein as part of this item.



                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        INTERFACE, INC.



                                        By:   /s/ Patrick C. Lynch
                                           ----------------------------------
                                             Name:   Patrick C. Lynch
                                             Title:  Vice President and
                                                     Chief Financial Officer

Dated:  January 24, 2002